THE E.W. SCRIPPS COMPANY LENDER PRESENTATION CORDILLERA ACQUISITION MARCH 2019 CONFIDENTIAL

THE E.W. SCRIPPS COMPANY DISCLAIMER Forward-Looking Statements Certain statements in this communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature and which may be identified by the use of words like “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, are forward-looking statements. These forward-looking statements are based on management's current expectations, and are subject to certain risks, trends and uncertainties, including changes in advertising demand and other economic conditions that could cause actual results to differ materially from the expectations expressed in such forward-looking statements. Such forward-looking statements are made as of the date of this communication and should be evaluated with the understanding of their inherent uncertainty. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the company’s Form 10-K on file with the SEC in the section titled “Risk Factors.” The company undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date the statement is made. 2

THE E.W. SCRIPPS COMPANY AGENDA I. Introduction Wells Fargo Securities II. The E.W. Scripps Company Overview Adam Symson, President / CEO, Scripps III. Acquisition Overviews Lisa Knutson, EVP / CFO, Scripps IV. Key Credit Highlights Doug Lyons, SVP, Controller & Treasurer, Scripps V. Financial Overview VI. Q&A VII. Appendix 3

INTRODUCTION

INTRODUCTION

- On October 29, 2018, The E.W. Scripps Company ("Scripps" or the "Company") announced that it will be acquiring 15 television stations in 10 markets from Cordillera Communications ("Cordillera") for $521 million
  - Scripps intends to finance the acquisition through today's issuance of a $525 million 7-year Incremental Senior Secured Term Loan B ("Incremental TLB") and cash on hand
  - Pro Forma for Cordillera, Net Secured and Net Total Leverage are 2.5x and 3.7x, respectively, based on 12/31/18 Pro Forma L8QA Adj. EBITDA of $320 million*
    - Includes $57 million pro forma adjustment for Comcast retransmission revenues, net of additional network affiliation fees
  - Scripps expects the transaction to close during the spring of 2019, subject to customary closing conditions and required regulatory approvals
    - The DOJ approved the transaction on February 5, 2019; FCC consent is pending
- On March 20, 2019, Scripps announced that it will be acquiring 8 stations in 7 markets (the "Nexstar-Tribune stations"), which are being divested in connection with Nexstar Media Group's pending acquisition of Tribune Media, for $580 million (including the New York market)
  - Scripps has obtained a separate $625 million Term Loan B commitment; this acquisition is expected to close concurrent with the larger Nexstar-Tribune merger
  - Pro Forma for the closing of both Cordillera and the Nexstar-Tribune stations, expected Net Total Leverage is 5.0x, based on 12/31/18 Pro Forma L8QA Adj. EBITDA of $360 million
- The acquisitions grow the Scripps local television station portfolio to 59 stations in 42 markets with a reach of 30% of U.S. TV households

* See slide 29 for a detailed reconciliation of pro forma adjustments

4

INTRODUCTION

Sources & Uses and Pro Forma Capitalization

Step 1: Cordillera

($ in Millions)

Sources of Funds		Uses of Funds	
Incremental Cordillera Term Loan B	$525	Cordillera Purchase Price	$521
Existing Cash	11	Transaction Costs	15
Total Sources	$536	Total Uses	$536

Step 2: Nexstar-Tribune Stations

($ in Millions)

Sources of Funds		Uses of Funds	
Incremental Nexstar-Tribune Stations Term Loan B	$625	Nexstar-Tribune Stations Purchase Price	$580
		Transaction Costs	45
Total Sources	$625	Total Uses	$625

Capitalization Table

($ in Millions)	E.W. Scripps Standalone		Cordillera Acquisition		Nexstar-Tribune Stations Acquisition	
	As of 12/31/18	xEBITDA[1]	Pro Forma 12/31/18	xEBITDA[2]	Pro Forma 12/31/18	xEBITDA[3]
Cash and Equivalents	$107		$41[4]		$41	
$150M Revolver due Apr-22	–		–		–	
Existing Term Loan B due Oct-24	296		296		296	
Incremental Cordillera Term Loan B	–		525		525	
Incremental Nexstar-Tribune Stations Term Loan B	–		–		625	
Capital Lease Obligations & LOC	3		3		3	
Total Senior Secured Debt	$300	1.7x	$825	2.6x	$1,450	4.0x
Net Sr. Secured Debt	$192	1.1x	$783	2.5x	$1,408	3.9x
$400M 5.125% Senior Unsecured Notes due May-25	400		400		400	
Total Debt	$700	3.9x	$1,225	3.8x	$1,850	5.1x
Net Total Debt	$592	3.3x	$1,183	3.7x	$1,808	5.0x

(1) L8QA Adj. EBITDA (with radio divestures, Katz and Triton contributions) of: $180

(2) PF Cordillera L8QA Adj. EBITDA (with Gray stations, synergies and adjustment for discontinued operations and Comcast retransmission) of: $320

(3) PF Nexstar-Tribune Stations L8QA Adj. EBITDA of: $360

(4) PF Cash balance assumes $55MM paid out for Gray stations acquisition

See bridge on page 29 for further details on adjustments

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THE E.W. SCRIPPS COMPANY OVERVIEW

THE E.W. SCRIPPS COMPANY

Scripps Is One Of The Nation's Largest Local Broadcasters And Owns Content Brands With National Reach

Scripps serves audiences and businesses through a growing portfolio of local and national media brands. We are well-positioned to serve customers through our two key segments:

- Local Media: With 30% U.S. household reach[1], Scripps is one of the nation's largest independent TV station owners
- National Media: Scripps runs an expanding collection of national content businesses, including four audience-targeted multicast networks (and CourtTV coming in May), the next-generation news network Newsy, podcast industry leader Stitcher, and digital audio measurement and infrastructure services leader Triton

Local Media

- Attractive 59-station portfolio[1] with a diverse network affiliate mix, including eight markets with two stations
- No. 1 or No. 2-rated stations in 15 of its 42 markets[1]
- Reaching 30% of TV households[1]
- Well-respected digital brands and broad over-the-top TV distribution

National Media

- Fast-growing, audience targeted brands
- National reach with opportunity to continue to broaden distribution
- Rapidly expanding marketplaces that capitalize on the changing media landscapes, driven by new consumer behaviors
- Moving from direct response to more lucrative general-market advertising to drive revenue growth and profitability

[1] Pro forma for the acquisitions of Cordillera and the Nexstar-Tribune stations

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THE E.W. SCRIPPS COMPANY

We've Been Laying The Groundwork For The Next Evolution Of The Company

COMPLETED WORK

- Re-organized the company into National Media and Local Media divisions to capitalize on consumer habits
- Reduced corporate and division costs by $30 million
  - ~$20 million Local, ~$3 million National and ~$7 million Corporate
- Sold radio assets
- Improved short-term operating performance, beating guidance across the board in each quarter of 2018 and doubling expected 2018 political ad revenue

WORK IN PROGRESS

- Acquire more TV stations to increase depth, durability and national reach
- Grow national businesses, maximizing audience, revenue growth potential and free cash flow contribution
- Continue to prioritize near-term operating performance while maintaining our approach to long-term value creation

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THE E.W. SCRIPPS COMPANY We Expect Continued Margin Expansion As We Grow Our National Brands OUR NATIONAL MEDIA GROWTH PLAN THE PROGRESS ON OUR PLAN For Newsy, Katz and Stitcher: 40 million Newsy subscribers this year 1. Create content that draws key target demographic groups 2. Grow nationwide depth, durability and audience reach 90 million monthly podcast listeners expected in 2020 3. Convert significant inventory from direct response advertising to more lucrative general market 90%+ U.S. household reach now achieved by Katz networks advertising 30 – 40% margins for Triton, strongly contributing to division profitability and margin expansion For Triton: 1. Continue to grow market-leading role in digital audio audience measurement 2. Provide cutting-edge digital audio infrastructure technology As a result of this plan, we expect our National Media segment to generate more than $500 million in revenue in 2021. 9

THE E.W. SCRIPPS COMPANY Our Recent Acquisition Of Triton Furthers Our National Division Goals of Margin Expansion and Consumer Focus Terms of the deal: o Purchase price: $150 million o Financing: Cash on hand Financial projections: o Immediately accretive to company margins o 2019 revenue growth in the low to mid-teens percent range over 2018 Description of the business: o Triton operates a software-as-a-service business-to-business revenue Announced: October 17, 2018 model and charges audio publishers fees to: Closed: December 3, 2018 − Convert content into digital streams − Insert digital ads into those streams − Measure the listener base to help them sell advertising 10

ACQUISITION OVERVIEWS

ACQUISITION OVERVIEWS These Are The Traits We Seek As We Rebalance The Scripps Local Media Portfolio Network Affiliation Duopolies Political Footprint In-Market Rank Reach Diversify and balance Enhance in-market Add stations to Increase the number Expand our national our network affiliation depth and durability complement our of No. 1 and No. 2 footprint to increase mix already strong political stations to increase the number of U.S. footprint portfolio durability TV households 12

CORDILLERA COMMUNICATIONS Cordillera Enhances Our Depth, Durability And Reach Highlights Acquired Stations Overview % of U.S. Primary Secondary Ad Revenue Cordillera operates high quality stations (all 10 acquired 1 o DMA TV HH Market Affiliate Affiliates Rank # markets are #1 ranked) 63 0.4% Lexington, KY 1 o All stations are affiliated with Big 3 Networks – NBC, CBS 91 0.3% Colorado Springs, CO 1 and ABC 121 0.2% Lafayette, LA 1 124 0.2% Santa Barbara, CA 1 Adds quality and reach to Scripps’ existing portfolio o 1 128 0.2% Corpus Christi, TX 3 1 Acquired stations operate in geographically diverse medium 164 0.1% Missoula, MT o 6 to small-sized markets, ranging from DMA 63 to 205 167 0.1% Billings, MT 1 1 185 0.1% Butte-Bozeman, MT Attractive programming and superior local news resulting in 6 o 1 192 0.1% Great Falls, MT leading household revenue shares and top rankings 6 1 205 0.0% Helena, MT Strong operating margins 5 o Total 1.6% Markets: 10 13 Source: BIA Investing in Television Market Report 2018, 4th Edition 1 OTA ad revenue ranking based on BIA data

NEXSTAR-TRIBUNE STATIONS

The Nexstar-Tribune Stations Increase Our Local Media Reach To 30% Of U.S. TV Households

Highlights

- Diversifies Scripps' network affiliations, adding 2 CBS stations, 2 Fox stations and 4 CWs
- Gives Scripps entry into the No. 1-ranked DMA of New York City and the states of Virginia and Utah
- Enhances our political footprint, providing a deeper presence in key political battleground states ahead of the 2020 election cycle
- Norfolk and Phoenix stations create two additional markets in which we operate more than one station
- Increases the durability of Scripps' portfolio through the addition of three No. 2 stations
- Scripps will receive the benefit of a step up in the tax basis of the assets acquired

Station Overview

DMA	% of U.S. TV HH	Market	Affiliate	Current Owner	Ad Revenue Rank #[1]
1	6.3%	New York, NY	CW	Tribune	5
12	1.7%	Phoenix, AZ	CW	Nexstar	9
16	1.4%	Miami-Ft. Lauderdale, FL	CW	Tribune	7
30	0.9%	Salt Lake City, UT	FOX	Tribune	2
44	0.6%	Norfolk, VA	CBS, CW	Tribune	2 5
49	0.6%	Grand Rapids, MI	FOX	Tribune	3
56	0.5%	Richmond, VA	CBS	Tribune	2
Total	12.0%	Markets: 7			

Source: BIA Investing in Television Market Report 2018, 4th Edition
Note: The Phoenix CW will join the existing ABC affiliate there, the Miami CW affiliate will be market-adjacent to the existing NBC affiliate in West Palm Beach, Florida
[1] OTA ad revenue ranking based on BIA data

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ACQUISITION OVERVIEWS The Acquisitions Enhance The Strength And Operating Performance Of Our Local Media Platform o The acquisitions of Cordillera and the seven Nexstar-Tribune markets will expand our reach to 30% of U.S. TV households with 59 stations serving 42 markets o Scripps will have the No. 1 or No. 2-rated TV station in 36% of our markets o These stations will further diversify the Scripps portfolio: − 18 ABC stations − 11 NBC stations − 9 CBS stations − 4 Fox stations − 13 CW affiliates o Scripps will operate nine markets with more than one station, efficiently enhancing depth and durability o The acquisitions deepen Scripps’ presence in seven states and add its first stations in the states of Kentucky, Louisiana, Montana, Virginia and Utah 15 Source: BIA Investing in Television Market Report 2018, 4th Edition

ACQUISITION OVERVIEWS Upon Closing Of These Transactions, Scripps Will Be The Fourth-Largest Independent Broadcaster PERCENTAGE OF U.S. TELEVISION HOUSEHOLDS REACHED 61% 40% 37% 30% 24% 19% 11% 11% 7% 5% 3% 16 Note: Pro forma for all announced transactions as of Wednesday, March 20, including Nexstar’s announced divestitures, plus Scripps’ acquisition of Nexstar-Tribune stations; % of U.S. TV households reached exclusive of the UHF discount

ACQUISITION OVERVIEWS Expands Our Local Media Reach To 30% Of U.S. TV Households E.W. Scripps GRAND RAPIDS-KALAMAZOO- MILWAUKEE, WI Cordillera COLORADO SPRINGS, CO BATTLE CREEK, MI WTMJ Nexstar-Tribune KOAA, KZCS WXMI MISSOULA, BILLINGS, BUTTE- DETROIT, MI BOZEMAN, GREAT FALLS, HELENA, MT BOISE, ID GREEN BAY- WXYZ, WMYD KPAX/KAJJ, KTVQ, KXLF/KBZK, TWIN FALLS, ID KIVI APPLETON, WI KRTV/KTGF, KTVH/KXLH LANSING, MI KSAW-LD WGBA, WACY WSYM CLEVELAND, OH BUFFALO, NY DENVER, CO OMAHA, NE WEWS WKBW KMGH, KZCO, KZFC KMTV NEW YORK, NY WPIX SALT LAKE CITY, UT KSTU BALTIMORE, MD WMAR LAS VEGAS, NV KTNV CINCINNATI, OH BAKERSFIELD, CA WCPO KERO, KZKC NORFOLK., VA WTKR, WGNT SANTA BARBARA-SAN LUIS OBISPO, CA RICHMOND, VA KSBY WTVR SAN DIEGO, CA INDIANAPOLIS, IN KGTV, KZSD WRTV NASHVILLE, TN WTVF TUCSON, AZ TULSA, OK LEXINGTON, KY KGUN, KWBA KJRH PHOENIX, AZ WLEX KNXV, KASW LAFAYETTE, LA WACO, TX KATC KXXV, KRHD TAMPA, FL WEST PALM BEACH, FL WFTS WPTV TALLAHASSEE, FL WTXL CORPUS CHRISTI, TX FT. MYERS-NAPLES, FL MIAMI-FT. LAUDERDALE, FL WSFL 17 KRIS, KAJA KANSAS CITY, MO WFTX Note: Scripps had existing stations in Phoenix, AZ and Colorado Springs, CO KSHB, KMCI

KEY CREDIT HIGHLIGHTS

KEY CREDIT HIGHLIGHTS Scripps Credit Highlights 1 Portfolio of local and national television / digital media brands provides diversified revenue streams 2 Strong television stations in large, NFL markets 3 Growth of retransmission revenue provides additional opportunities to improve margins 4 One of the strongest TV footprints for political advertising 5 National media brands are rapidly growing and attracting large audiences 6 Prudently managed balance sheet and strong free cash flow generation over a two-year cycle 7 Seasoned management team with extensive industry experience 19

KEY CREDIT HIGHLIGHTS 1 Scripps Is Diversified Across Revenue Streams and Affiliations 2018 Revenue by Segment 2018 Revenue by Activity 2018 Revenue by Affiliate Total Revenue: $1,764 million1 Other 1% Other 7% Other Political 4% National <1% 12% 9% 18% Advertising 2 47% 57% 15% Retransmission 27% Local 81% 20% Source: Company materials and BIA Investing in Television Market Report 2018, 4th Edition 1 Pro forma for all acquisitions (including Katz, Triton, Cordillera and the Nexstar-Tribune, Waco and Tallahassee stations), associated synergies, radio divestitures, discontinued operations and includes an adjustment for Comcast retransmission 20 revenues, net of additional network affiliation fees 2 Advertising inclusive of National Media revenue except Triton, which is included in “Other”

KEY CREDIT HIGHLIGHTS

2 Strong TV Stations In Large, NFL Markets

Green Bay-Appleton, WI (NBC, MyTV)
DMA No. 67
% Household Reach: 0.4%

Milwaukee, WI (NBC)
DMA No. 36
% Household Reach: 0.8%

Detroit, MI (abc, MyTV)
DMA No. 14
% Household Reach: 1.6%

Las Vegas, NV (abc)
DMA No. 39
% Household Reach: 0.7%

Denver, CO (abc)
DMA No. 17
% Household Reach: 1.4%

Phoenix, AZ (abc, CW)
DMA No. 12
% Household Reach: 1.7%

Kansas City, KS-MO (NBC)
DMA No. 32
% Household Reach: 0.8%


E.W. Scripps
Cordillera
Nexstar-Tribune

Nashville, TN (CBS)
DMA No. 27
% Household Reach: 0.9%

Tampa-St. Petersburg-Sarasota, FL (abc)
DMA No. 11
% Household Reach: 1.6%

Buffalo, NY (abc)
DMA No. 52
% Household Reach: 0.5%

New York, NY (CW)
DMA No. 1
% Household Reach: 6.3%

Cleveland-Akron, OH (abc)
DMA No. 19
% Household Reach: 1.3%

Baltimore, MD (abc)
DMA No. 26
% Household Reach: 1.0%

Cincinnati, OH (abc)
DMA No. 35
% Household Reach: 0.8%

Indianapolis, IN (abc)
DMA No. 28
% Household Reach: 0.9%

Miami-Ft. Lauderdale, FL (CW)
DMA No. 16
% Household Reach: 1.4%

Source: BIA Investing in Television Market Report 2018, 4th Edition
Note: Household reach percentages represent gross figures and do not take into account UHF discount

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KEY CREDIT HIGHLIGHTS 3 We Have Experienced Significant Retransmission Revenue Growth That Is Expected To Continue Gross Retransmission Revenue Trajectory1 Network and MVPD Renewals2 $ IN MILLIONS $304 1 station 1 station $260 2 stations 15 stations 8 stations $221 5 stations $148 1 station 11 stations 6 stations $94 3 stations 2 stations $67 2019 2020 2021 2022 2013 2014 2015 2016 2017 2018 38% 43% 18% 1% % of Subscriber Renewals Note: 2013, 2014 and 2015 figures are based on adjusted combined historical results, which do not necessarily reflect historical results and are not necessarily indicative of future results 1 Excludes incremental retransmission revenue from Cordillera, Nexstar, Waco and Tallahassee stations and Comcast retransmission revenues, net of additional network affiliation fees 22 2 Includes Cordillera and Nexstar-Tribune station renewals

KEY CREDIT HIGHLIGHTS 4 Scripps’ Television Stations Will Continue To Play A Leading Role In The U.S. Elections Pro Forma Scripps Markets with at Least One 2020 Election Governor 24% 2018 Resulted in $140M of Political Revenue US Senate 55% (39% Increase Over 2016) 2020 Poised to Present House 100% an Attractive Upside Opportunity for Scripps Scripps Will Operate in Numerous Projected Key Swing States in the 2020 Presidential Election Source: Company filings 23 Note: Percentages calculated based on 10/42 markets with Gubernatorial races, 23/42 markets with Senate races and 42/42 markets with House races; Includes Cordillera and Nexstar-Tribune stations

KEY CREDIT HIGHLIGHTS 5 National Media Brands Are Rapidly Growing And Attracting Large Audiences The opportunity to convert Nationwide depth, durability and Content strategies significant inventory from direct audience reach that provide that draw key target response advertising to the Scripps access to the broader demographic groups higher CPM general market national advertising pool advertiser 90%+ ~40 million 90 million 25% U.S. Household reach by Newsy subscribers at the Monthly podcast listeners of U.S. listens to podcasts Katz networks end of 2018 expected in 2020 monthly 24

KEY CREDIT HIGHLIGHTS 6 Strong Balance Sheet and Cash Flow Generation Gross Leverage in Line with Peers1 5.3x 5.1x 2 5.0x Peer Average: 4.9x 4.5x 4.4x Market Cap ($mm) $5,113 $1,771 $2,177 $3,497 $2,997 Industry Leading FCF Conversion (2017A / 2018A)3 62% 60% 55% 53% 47% Note: Market capitalization as of 3/22/19 1 Gross leverage stats for public peers are based on 2017A / 2018A Adj. EBITDA and gross debt balances as of 12/31/18; adjusted for all announced and closed transactions as of March 20, 2019 2 Pro forma for all acquisitions (including Katz, Triton, Cordillera and the Nexstar-Tribune, Waco and Tallahassee stations), associated synergies, radio divestitures and discontinued operations and includes a pro forma adjustment for Comcast 25 retransmission revenues, net of additional network affiliation fees 3 Free Cash Flow defined as Adjusted EBITDA – Cash Interest – Capital Expenditures – Cash Taxes; FCF conversion defined as FCF / EBITDA; FCF calculated on as-reported basis from filings and not pro forma

KEY CREDIT HIGHLIGHTS

7 Experienced Management Team

Name	Scripps Tenure	Media Experience	Biographies
 **Adam Symson** President, CEO	15+ years	25+ years	▪ Served as Scripps' COO, Chief Digital Officer and Director of Content & Marketing ▪ Prior roles include Executive Producer for KNXV TV and Investigative Producer for KCBS TV and KNBC TV
 **Lisa Knutson** EVP, CFO	13+ years	13+ years	▪ Served as Scripps' Chief Administrative Officer and SVP of Human Resources ▪ Prior roles include Director of Audit Operations at Great Lakes Market Circle and Arthur Andersen and CFO of PSARA Technologies
 **Brian Lawlor** President, Local Media	12+ years	25+ years	▪ Served as Scripps' SVP of Broadcast and VP of Sales ▪ Prior roles include VP/General Manager of WPTV Newschannel 5
 **Laura Tomlin** SVP, National Media	8+ years	8+ years	▪ Served as Scripps' VP of Digital Business Operations and Director of HR, Digital ▪ Prior roles include Director of Technology at Kforce and Business Development Director at Wyncom
 **Bill Appleton** EVP, General Counsel	10+ years	10+ years	▪ Has led Scripps' legal team since 2008 ▪ Previously managed the legal work in M&A, dispositions, spin-offs and reorganizations for Baker Hostetler
 **Doug Lyons** SVP, Controller, Treasurer	35+ years	35+ years	▪ Served as Scripps' Assistant Controller, Director of Financial Reporting and VP of Finance & Administration, Interactive Media Division ▪ Prior roles include audit manager for Deloitte
 **Julie McGehee** VP, Corporate Secretary	10+ years	10+ years	▪ Served as Scripps' VP of Compensation & Benefits / Corporate Secretary since 2008 ▪ Prior roles include Manager of Executive Compensation at Duke Energy and HR Manager at Cintas
 **Carolyn Micheli** VP, Investor Relations	6+ years	25+ years	▪ Served as Scripps' VP of corporate communications and investor relations since 2013 ▪ Prior roles include Business Editor of The Cincinnati Enquirer and Communications Director of CincyTech

26

FINANCIAL OVERVIEW

FINANCIAL OVERVIEW Scripps Stand-Alone Reported Historical Financial Metrics Revenue Adjusted EBITDA & Margin $ IN MILLIONS Local Media National Media Other $ IN MILLIONS Adjusted EBITDA Margin $1,208 $1,043 $233 $196 $874 $877 $170 $654 $92 $107 22% 19% 14% 12% 16% 2015A 2016A 2017A 2018A '17 / '18 L8QA 2015A 2016A 2017A 2018A '17 / '18 L8QA Capital Expenditures Unlevered Free Cash Flow1 $ IN MILLIONS $ IN MILLIONS $179 $53 $170 $134 $36 $89 $26 $72 $21 $18 2015A 2016A 2017A 2018A '17 / '18 L8QA 2015A 2016A 2017A 2018A '17 / '18 L8QA Note: Figures are as reported and do not include any pro forma adjustments 28 1 Defined as Adj. EBITDA – Capital Expenditures

FINANCIAL OVERVIEW Bridge to Pro Forma 2018 L8QA Adj. EBITDA 2018 L8QA Adj. EBITDA Bridge $ IN MILLIONS $320 $10 $57 (Excluding $8 NXST-TRCO Stations) $57 $7 ($9) $3 $16 $180 $170 Standalone 2018 L8QA Radio Katz Acquisition Triton Acquisition 2018 L8QA Gray Stations Cordillera Acquisition Cordillera Synergies Discontinued1 Comcast Retrans.2 Pro Forma Adj. EBITDA Divestitures Adj. EBITDA Acquisition Operations Adjustment Adjustment 2018 L8QA Adj. EBITDA o Acquisition of remaining 95% ownership of Katz closed on October 2, 2017 o Divested 34 radio stations between October 1, 2018 and December 12, 2018 o Acquisition of Triton closed on December 3, 2018 o Acquisition of 3 Gray-Raycom stations in 2 markets closed on January 2, 2019 1 Adjustment for operating losses from discontinued operations related to cancellation of Pickler & Ben 29 2 Pro forma adjustment for Comcast retransmission revenues, net of additional network affiliation fees

QUESTIONS?

APPENDIX

APPENDIX

Scripps Stand-Alone Historical Financial Summary

($ in Millions)	Fiscal Year Ending December 31, 2016	2017	2018	L8QA 2017 / 2018
Segment Operating Revenues				
Local Media	$835	$778	$917	$848
National Media	34	93	286	190
Other	5	5	5	5
Total Segment Operating Revenues	$874	$877	$1,208	$1,043
Segment Profit				
Local Media	$243	$157	251	$204
National Media	(10)	(9)	14	2
Other	(3)	(2)	(4)	(3)
Shared Services and Corporate	(46)	(51)	(53)	(52)
Total Segment Profit	$184	$95	$208	$151
Stand-Alone EBITDA	$196	$107	$233	$170
% Margin	22.4%	12.2%	19.2%	16.3%
(-) Capital Expenditures	($26)	($18)	($53)	($36)
(-) Cash Interest	(16)	(19)	(34)	(26)
(-) Cash Taxes	(1)	(2)	(4)	(3)
Free Cash Flow	$153	$68	$142	$105
Balance Sheet Statistics[1]				
Cash and Cash Equivalents				$41
Total Debt				1,225
Net Debt				1,183
Pro Forma L8QA Adjusted EBITDA[1]				$320
Total Debt / PF L8QA Adjusted EBITDA				3.8x
Net Debt / PF L8QA Adjusted EBITDA				3.7x

Source: Company filings

[1] Pro forma for all acquisitions (including Katz, Triton, Cordillera and Waco and Tallahassee stations), associated synergies, radio divestitures and adjustments for discontinued operations and Comcast retrans revenues, net of additional network affiliation fees; excludes Nexstar-Tribune stations acquisition

32

APPENDIX Cordillera Historical Financials ($ in Millions) Fiscal Year Ending September 30, L8QA 9/30 L8QA 12/31 2016 2017 2018 2016 / 2017 2017 / 2018 2017 / 2018 Operating Revenues Core Revenues $125 $119 $115 $122 $117 Political 13 23 26 18 25 Retransmission Revenues 34 39 47 37 43 Digital 11 12 14 12 13 Other 2 2 2 2 2 Gross Revenues $185 $196 $203 $190 $200 Other Direct Charges (21) (23) (23) (22) (23) Operating Revenues $164 $173 $180 $169 $177 Operating Revenues (ex. Tucson) $143 $151 $158 $147 $155 $161 Adj. EBITDA (ex. Tucson) $49 $53 $54 $51 $53 $57 % of Operating Revenues (ex. Tuscon) 34% 35% 34% 35% 35% 35% Capital Expenditures (ex. Tuscon) $4 $4 $5 $4 $4 % of Operating Revenues (ex. Tuscon) 3% 3% 3% 3% 3% Source: EPI Audited Financials 33

APPENDIX Scripps Stand-Alone Historical Statement of Operations ($ in Millions) Fiscal Year Ending December 31, L8QA 2016 2017 2018 2017 / 2018 Operating Revenues Advertising $609 $564 $836 $700 Retransmission and Carriage 221 260 304 282 Other 45 53 68 61 Total Operating Revenues $874 $877 $1,208 $1,043 Costs and Expenses Employee Compensation and Benefits $344 $368 $394 $381 Programming 173 229 351 290 Impairment of Programming Assets - - 9 4 Other Expenses 174 186 246 216 Acquisition and Related Integration Costs 1 - 4 2 Restructuring Costs - 4 9 7 Total Costs and Expenses $691 $787 $1,013 $900 Depreciation, Amortization, and Losses (Gains) Depreciation $32 $34 $35 $34 Amortization of Intangible Assets 23 22 29 26 Impairment of Goodwill and Intangibles - 36 - 18 Losses (Gains), Net on Disposal of Property and Equipment 0 0 1 1 Net Depreciation, Amortization, and Losses (Gains) $56 $92 $65 $79 Operating (Loss) Income $128 ($2) $130 $64 Interest Expense (18) (27) (36) (31) Defined Benefit Pension Plan Expense (14) (14) (20) (17) Miscellaneous, Net (3) 11 0 5 Income (Loss) from Continuing Operations before Income Taxes $93 ($32) $74 $21 Segment Operating Revenues Local Media $835 $778 $917 $848 National Media 34 93 286 190 Other 5 5 5 5 Total Segment Operating Revenues $874 $877 $1,208 $1,043 34 Source: Company filings

APPENDIX

Pro Forma Adjusted EBITDA Reconciliation

($ in Millions)	Fiscal Year Ending December 31,			L8QA
	2016	2017	2018	2017 / 2018
Net Income	$67	($15)	$20	$3
Amortization of Pension Losses	4	4	17	11
Gain (Loss) Due to Write-Ups/Downs of Assets	-	(5)	19	7
Gain (Loss) Due to Dispositions	-	(4)	-	(2)
Gain (Loss) Due to Earn-Outs from Acquisitions	-	(3)	1	(1)
Interest Expense	18	27	36	31
Income Provision (Benefit)	39	(17)	16	(0)
Depreciation and Amortization	59	59	64	62
Restructuring Costs	-	3	9	6
Acquisition and Related Integration Costs	1	-	4	2
Unusual and Non-Recurring Non-Cash Charges	0	44	35	39
Non-Cash Share Based Compensation Charges	8	14	11	13
Stand-Alone EBITDA	$196	$107	$233	$170
Radio Divestitures		(12)	(7)	(9)
Katz Contribution		6	-	3
Triton Acquisition		17	15	16
Adjusted EBITDA	$196	$119	$241	$180
Gray Stations Acquisition		6	8	7
Cordillera Acquisition		42	72	57
Cordillera Synergies		8	8	8
Adjustment for Discontinued Operations		5	15	10
Comcast Retransmission Adjustment [1]		58	57	57
Pro Forma Cordillera Adjusted EBITDA	$196	$238	$402	$320

Source: Compliance certificates

[1] Pro forma adjustment for Comcast retransmission revenues, net of additional network affiliation fees

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